DISCONTINUED OPERATIONS (The Condensed Cash Flows Of Qufan) (Details) - Qufan [Member] $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 HKD ($)	Dec. 31, 2020 HKD ($)	Dec. 31, 2019 USD ($)
Net cash provided by operating activities	$ (2,985)	$ (5,960)	$ (11,596)
Net cash (used in) provided by investing activities	953	2,826	(36)
Net cash provided by (used in) financing activities	(26,955)	3,026	21,934
Effect of foreign exchange on cash	$ 381	$ 1,889	$ (225)